THE TARGET PORTFOLIO TRUST

Target Total Return Bond Portfolio

Supplement dated November 10, 2014 to the
Prospectus and Statement of Additional Information dated September 25, 2014, as supplemented September 30, 2014, and the Summary Prospectus dated
September 25, 2014, as supplemented September 29, 2014

Proposed Reorganization

The Board of Trustees of The Target Portfolio Trust (the "Trust"), on behalf of Target Total Return Bond Portfolio (the "Target Portfolio"), and the Board of Directors of Prudential Investment Portfolios Inc., 17 (PIP17), on behalf of Prudential Total Return Bond Fund (the "Prudential Fund"), recently approved the reorganization of the Target Portfolio into the Prudential Fund. Pursuant to this proposal, the assets and liabilities of Target Portfolio would be exchanged for shares of Prudential Fund. The Prudential Fund shares to be received by Target Portfolio shareholders in the reorganization will be equal in value, will be of the same class, except that Class T shareholders of the Target Portfolio will receive Class Z shares of the Prudential Fund, and each share class will be subject to the same distribution fees, account maintenance fees, and sales charges, including contingent deferred sales charges, if any, as the Target Portfolio shares held by such shareholders immediately prior to the reorganization.

Under the terms of this proposal, Target Portfolio shareholders would become shareholders of the Prudential Fund. No sales charges would be imposed in connection with the proposed transaction. The Trust, for the benefit of the Target Portfolio, and PIP17, for the benefit of the Prudential Fund, anticipate obtaining an opinion of counsel to the effect that the reorganization transaction will not result in any adverse federal income tax consequences to either Fund or its respective shareholders.

This reorganization transaction is subject to approval by the shareholders of the Target Portfolio. It is anticipated that the proxy statement/prospectus relating to the reorganization transaction will be mailed to the Target Portfolio shareholders on or about late December 2014 and that the special meeting of the Target Portfolio shareholders will be held on or about February 17, 2015. If the required shareholder approval is obtained and all required closing conditions are satisfied, including receipt of the above-described tax opinion, it is expected that the reorganization transaction will be completed on or about March 2015 or as soon as reasonably practicable once shareholder approval is obtained.

LR701